EXHIBIT 32.1

AMERICAN BUSINESS CORPORATION

CERTIFICATION PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of American Business Corporation on Form 10-QSB for the quarterly period ended March 31, 2005, as filed with the Securities and Exchange Commission on May 23, 2005 (the “Report”), the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2003, that:

(1) The Report fully complies with requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of American Business Corporation.

Date: May 27, 2005

/s/ Anthony R. Russo
Chief Executive Officer
and Chief Financial Officer